Exhibit 10.8

Amended and Restated Equity Disposal Agreement

This Amended and Restated Equity Disposal Agreement (hereinafter referred to as this “Agreement”), superseding all prior agreements on equity disposal, is entered into by and among the following parties (hereinafter referred to as the “Parties”) on November 4, 2015 in Beijing, China:

Beijing RYB Technology Development Co., Ltd. (hereinafter referred to as Party A)

Address: Suite 268, No.1 Building, No.8 Hangfeng road, Science City, Fengtai district, Beijing, China

Beijing RYB Children Education Technology Development Co., Ltd. (hereinafter referred to as Party B)

Address: F1-1, 4/F., No.29 building, Zone 1, fangguyuan, Fangzhuang, Fengtai District, Beijing, China

(the names are listed in Schedule 2, hereinafter collectively referred to as “Party C”)

Whereas,

1.              Party A is a wholly foreign-owned enterprise duly incorporated and validly existing in the People’s Republic of China;

2.              Party B is a limited liability company incorporated in China;

3.              Each of Party C is a shareholder of Party B (hereinafter referred to as the “Authorizer”); and

4.              Party A and Party C have concluded an equity pledge agreement, by which Party C provides security for Party B’s performance of Party B’s obligations provided in the exclusive consultation and service agreement concluded by Party B and Party A.

In order to ensure the safety of the security, and in consideration of the technology support provided by Party A to Party B and the fine cooperation among the parties, the Parties agree to as follows:

1.              Granting Option

1.1                               The Parties agree that, from the effective date of this Agreement, Party A shall, subject to the provisions made herein, have the exclusive option to purchase, at any time by Party A itself or a third party designated by Party A, all equity held by the Authorizer in Party B, at the minimum price allowed by the laws and regulations of the People’s Republic of China at the time of exercising of such option, except when disclosure is made to Party A and Party A gives explicit, written consent in advance. Such option is granted to Party A upon the moment when this Agreement comes into force through signature by the Parties, and this option becomes irrevocable and unmodifiable within the validity term (including the extension made pursuant to Article 1.2 hereof) of this Agreement upon the granting thereof.

1.2                               This Agreement is executed by the Parties and becomes effective on the date stated first written above. This Agreement is valid for a period of ten years from the effective date hereof. If, before the expiration of this Agreement, Party A requests, the Parties shall extend the validity term hereof as requested by Party A, and conclude an equity disposal agreement separately as required by Party A or continue performance of this Agreement.

2.              Exercising Option and Closing

2.1                     Time of Exercising Option

2.1.1                     All of the Authorizers unanimously agree that, subject to the laws and regulations of the People’s Republic of China, Party A may, at any time after this Agreement is executed and becomes effective, exercise the whole or any part of the option stipulated in this Agreement.

2.1.2                     All of the Authorizers unanimously agree that Party A may not be limited in terms of times of exercising, unless Party A has taken over and held the whole equity of Party B.

2.1.3                     All of the Authorizers unanimously that Party A may have the option exercised by a third party designated by it, provided that Party A shall notify the Authorizer thereof in writing in advance.

2.2                     Disposal of Proceeds from Exercising Option

All of the Authorizers unanimously agree that all the proceeds obtained by the

Authorizer from exercising the option by Party A are to be transferred in the manner approved by Party A in writing from the Authorizer to Party A, Party B or any other third party designated by Party A.

2.3                     Assignment

All of the Authorizers unanimously agree that Party A may, wholly or partially, assign the option stipulated herein to a third party without the consent of the Authorizer, and such third party may exercise the option as a party hereto in accordance with the terms and conditions made in this Agreement, and such third party shall have and bear Party A’s rights and obligations stipulated herein. Without Party A’s consent, Party B or Party C may not assign any of its rights or obligations stipulated herein to any third party. In case of decease of any member of the Authorizer, or when any member of the Authorizer becomes a person with limited capacity for civil conduct or without capacity for civil conduct, the equity held by the member in Party B will be automatically and unconditionally transferred to Party A or the person designated by Party A at the minimum price permitted by the then laws and regulations of the People’s Republic of China; the then payment for the equity is to be effected pursuant to Article 2.2 hereof.

2.4                               Notification on Exercising Option

If Party A is to exercise the option, it shall notify the Authorizer thereof by sending a written notice ten business days prior to the Closing Date (as defined below), and such notice must contain the following:

2.4.1                     The closing date of valid transaction of the equity (hereinafter referred to as the “Closing Date”) after exercising the option;

2.4.2                     The names of the holders of the equity after exercising the option;

2.4.3                     The separate amounts of shares and proportions of the shares acquired from the Authorizer;

2.4.4                     Prices at which the option is exercised and the payment method; and

2.4.5                     Power of Attorney (when Party A authorizes a third party to exercise the option).

The Parties agree that Party A may, at any time, designate a third party and exercise the option and have the equity registered in the name of such third party.

2.5                               Assignment of Equity

For every exercising of the option, within ten business days from the receipt of the notice sent by Party A under Article 2.4 hereof,

(a)         The Authorizer shall order Party B to duly convene shareholders meeting, and at such meeting, a shareholders resolution permitting the Authorizer to assign equity to Party A and (or) any third party designated by Party A must be adopted, and the Authorizer shall execute a confirmation letter, whereby the Authorizer waives its right of first refusal to the equity offered by the other shareholders of Party B to Party A and (or) any person designated by Party A.

(b)         The Authorizer and Party A (or any third party designated by it, when applicable) shall conclude a transfer agreement in the contents substantively in conformity with the equity transfer agreement listed in the Schedule 1 attached hereto.

(c)          All the members of Party C shall execute all other contracts, agreements or documents, obtain all governmental approvals and permits and take all actions as required, so as to transfer the title to the purchased equity to Party A and (or) any third party designated by Party A, free from any security interest, and procure that Party A and (or) the third party designated by Party A will become the holders of the purchased equity registered by the administration for industry and commerce; all the members of Party C shall deliver the latest business license, by-law, approval certificates (if applicable) and other relevant documents issued or registered by Chinese competent authorities to Party A or the third party designated by Party A, and such documents must represent the change in Party B’s equity, change in directors and legal representative of Party B and other matters.

(d)         The Authorizer and Party B shall unconditionally do their utmost to assist Party A and (or) the person designated by Party A to completely handle the governmental examination and approval, permit, registration, record and other formalities necessary for the purchased equity.

(e)          If the assignee of the equity designated by Party A is neither Party A nor Party A’s subsidiary in which Party A directly or indirectly holds 100% equity interests, Party B and the Authorizer shall, as required by Party A, conclude an agreement, contract and (or) documents in the content similar with this Agreement, pledge agreement and (or) power of attorney, with Party A.

3.                  Representations and Warranties

3.1       The Authorizer does hereby make the following representation and warranty:

3.1.1                     It has the full rights and authorization to execute and perform this Agreement.

3.1.2                     It’s performance of this Agreement or its obligations stipulated herein will not go counter to any laws, regulations or other agreements having binding force upon it, and are not subject to approval or authorization by governmental bodies.

3.1.3                     There is no litigation, arbitration or other judicial or administrative proceeding that is pending or may substantially affect the performance of this Agreement.

3.1.4                     It has disclosed to Party A all circumstances that may have adverse effect upon the performance of this Agreement.

3.1.5                     It has not declared bankruptcy, and its financial status is sound and healthy.

3.1.6                     The equity held by it in Party B is free from any pledge, guaranty, liability or any other encumbrance, and is free from any recourse by any third party.

3.1.7                     It will not establish any pledge, liability, or any encumbrance upon the equity held by it in Party B, and it will not transfer, grant, or pledge the equity held by it to any persons other than Party A and any third party designated by Party A or otherwise dispose of the equity.

3.1.8                     The option granted to Party A is exclusive, and the Authorizer may, by no means, grant any option or similar right to any persons other than Party A and any third party designated by Party A.

3.1.9                     Within the validity term of this Agreement, Party B’s business complies with the laws, regulations, rules and the management rules and guidance made by other government bodies, and there is no violation of the above-mentioned provisions that may cause any major adverse effect upon Party B’s business or assets.

3.1.10              It will keep the existence of Party B and the subsidiary companies thereof, kindergartens and baby-family kindergartens on the basis of the sound financial and business standards and practice. It will operate its business and deal with its matters prudently and effectively, do its utmost to ensure that Party B and the subsidiary companies thereof, kindergartens and baby-family kindergartens maintain the permits, licenses and approvals required for the operation thereof, and ensure such permits, licenses and approvals will not be canceled, withdrawn or nullified.

3.1.11              At the request of Party A, it will provide Party A with all information about the operation and finance of Party B and the subsidiary companies thereof, kindergartens and baby-family kindergartens.

3.1.12              Before Party A (or any third party designated by Party A) exercises the option and obtains the whole equity or right in Party B, Party B may not take the following actions, unless Party A (or the third party designated by Party A) gives its consent in writing:

(a)         To sell, assign, mortgage, or otherwise dispose of any assets, business or proceeds, or allow establishment of any security interest on such assets, business or proceeds (except those security interests that arise in normal or daily business and those that have been disclosed to Party A and have been approved by Party A expressly in writing in advance).

(b)         To conclude any transaction that will have substantively adverse effect upon its assets, liabilities, operation, equity and its other lawful rights (except those that arise in normal or daily business and those that have been disclosed to Party A and have been approved by Party A expressly in writing in advance).

(c)          To distribute any dividend or bonus to shareholders in any form.

(d)         To incur, inherit, guarantee or allow existence of any liabilities, except (i) those that arise in normal or daily business instead of through borrowing; (ii) those items of liabilities that have been disclosed to Party A and have been approved by Party A expressly in writing in advance.

(e)          To execute major contracts, except those contracts in normal business (for the purpose of this paragraph, a contract with total price exceeding RMB1 million is deemed as a major contract).

(f)           To increase or reduce the registered capital of Party B through resolution of shareholders meeting, or change the composition of the registered capital otherwise.

(g)          To supplement, modify, alter the by-law of Party B in any form.

(h)         To merge with any person, or acquire any entity or invest in any entity.

(i)             Party B may not dissolve or liquidate itself, except as required by the laws of the PRC.

3.1.13              Before Party A (or any third party designated by Party A) exercises the option and obtains the whole equity or assets in Party B, any member of Party C may not take the following actions individually or collectively, unless Party A (or the third party designated by Party A) gives its consent in writing:

(a)         To make any supplementation, alteration or modification to any documents in the nature of by-law in any form that may have material effect upon Party B’s assets, liabilities, operation, equity and its other lawful rights (except the capital increase in the original equity holding proportion as required by laws) or that may affect the effective performance of this Agreement or other agreements executed by Party A, Party B and Party C.

(b)         To make Party B conclude any transaction that will have substantively adverse effect upon its assets, liabilities, operation, equity and its other lawful rights (except those that arise in normal or daily business and those that have been disclosed to Party A and have been approved by Party A expressly in writing in advance).

(c)          To make the shareholders meeting of Party B adopt the resolution to distribute any dividend or bonus.

(d)         To sell, transfer, mortgage or otherwise dispose of the lawful interest or beneficial interest in Party B’s equity or allow establishment of any security interest thereupon at any time from the effective date of this Agreement.

(e)          To make the shareholders meeting of Party B approve the sale, transfer, mortgage or otherwise disposal of the lawful interest or beneficial interest in the equity or allow establishment of any security interest thereupon.

(f)           To make the shareholders meeting of Party B approve the merger of Party B with any other party, acquisition of any party by Party B or investment by Party B in any party, or other restructuring in any form.

(g)          To close down, liquidate or dissolve Party B.

(h)         To make Party B or any one of its subsidiary companies or kindergartens take any major decisions, including, without limitation, modification of the by-law of subsidiary companies or kindergartens, formulation of regulations of subsidiary companies or kindergartens, transfer or otherwise disposal of equity of subsidiary companies, election of directors and composition of the board of directors, election and nomination of chairman of the board, decision concerning the split, merge, termination of kindergartens, formulation of development planning of kindergartens, approval of annual working plans of kindergartens, approval of the internal organizational structure planning of kindergartens, employment and dismissal of principals of kindergartens, deciding of the personnel quota and salary standards of kindergartens, deciding of signing of a contract of more than RMB1 million with external parties, decisions concerning other major matters of the kindergartens and subsidiary companies.

3.1.14              Party B and the members of Party C warrant that, before Party A (or any third party designated by Party A) exercises the option and obtains the whole equity or assets in Party B,

(a)             It will forthwith notify Party A in writing of any existing and possible litigation, arbitration or administrative proceedings in connection with the equity it holds or any other circumstance that may have adverse effect upon the equity.

(b)             It will procure that the shareholders meetings of Party B examine and approve the transfer of the purchased equity stipulated in this Agreement, make Party B modify its corporate by-law so as to represent the transfer of such equity from all the members of Party C to Party A and (or) any third party designated by Party A and other modifications stipulated in this Agreement, and in addition, it shall forthwith apply to Chinese competent authorities for relevant approval (as required by laws), handle the formalities of modification of registration, and make Party B appoint the person assigned by Party A and (or) any third party designated by Party A to the office of director or legal representative, in the form of resolution of shareholders meeting.

(c)              It will execute all necessary and proper documents, take all necessary and proper actions, lodge all necessary and proper lawsuits or make necessary and proper defense against all claims, in order to maintain its lawful and valid ownership of the equity.

(d)             It shall, at the request of Party A at any time, forthwith transfer its equity unconditionally to the third party designated by Party A at any time, and waive its right of first refusal to the offer by the other existing shareholders to transfer the equity.

(e)              It shall, at the request of Party A, procure that the persons designated by Party A become directors of every kindergarten of Party B, and procure that Party B’s subsidiary companies and kindergartens adopt the following major resolutions, including, without limitation, modification of the by-law of subsidiary companies or kindergartens, formulation of regulations of subsidiary companies or kindergartens, transfer or otherwise disposal of equity of subsidiary companies, election of directors and composition of the board of directors, election and nomination of chairman of the board, decision concerning the split, merge, termination of kindergartens, formulation of development planning of kindergartens, approval of annual working plans of kindergartens, approval of the internal organizational structure planning of kindergartens, employment and dismissal of principals of kindergartens, deciding of the personnel quota and salary standards of kindergartens, deciding of signing of a contract of more than RMB1 million with external parties, decisions concerning other major matters of the kindergartens and subsidiary companies.

(f)               It will strictly observe this Agreement and other contracts concluded between Party A and the members of Party C individually or jointly, effectively perform their respective obligations stipulated in such contracts, and it will not take any action or nonfeasance that may be enough to affect the validity or enforceability of such contracts.

(g)              It will maintain the existence of Party B and operate the business of Party B and deal with matters prudently and effectively on the basis of sound financial and commercial standards and practice.

(h)             It will deal in all business normally so as to maintain Party B’s assets value, and will not carry out any action or nonfeasance that is harmful to its business operation and the assets value.

(i)                 It will, at the request of Party A, provide Party A with the information about Party B’s business operation and financial conditions.

(j)                It will effect and maintain all insurance necessary for Party B’s business operation on the basis of the general industry standards.

(k)             Once Chinese laws allow foreign investors to invest in Party B’s business, Party C shall forthwith transfer the equity it holds in Party B to Party A or the person designated by Party A. Party C shall, pursuant to Article 2.2 hereof, pay Party A and Party B or the persons designated by them all the consideration Party C receives in connection with the equity.

(l)                 If, on the basis of Party A’s written consent, Party C obtains any profit, bonus, dividend from Party B, Party C shall, subject to Chinese law, duly transfer the same to Party A or the persons designated by Party A pursuant to the principle provided in Article 2.2 hereof.

(m)         If Party B goes into liquidation (including bankruptcy liquidation) for any reason, Party C shall, subject to Chinese law, duly transfer the proceeds it receives therefrom to Party A or the persons designated by Party A pursuant to the principle provided in Article 2.2 hereof.

3.2                     Warranties

The Authorizer warrants to Party A that all expenses arising from the transfer of equity are to be borne by the Authorizer, and the Authorizer will handle all the formalities necessary for Party A and (or) the third party designated by Party A to become the shareholders of Party B. Such formalities include, without limitation, assisting Party A to handle the procedures with government bodies for the approval required for the equity transfer, presenting the equity transfer agreement, resolutions of shareholders meeting and other relevant documents to competent administration for industry and commerce, and modification of the corporate by-law, shareholders name list and other corporate constitutional documents. In addition, the Authorizer warrants that it will execute an irrevocable Power of Attorney satisfactory to Party A, by which the Authorizer will authorize Party A or the person designated by Party A to exercise all rights of the Authorizer as shareholder of Party B.

3.3                     Each and every member of Party C does hereby individually and collectively makes the following representation and warranty to Party A as of the date of hereof and each Closing Date:

(1)             It has the right and capacity to execute and deliver this Agreement and any equity transfer agreement (hereinafter referred to as Transfer Agreement) to which it is a party and which is executed for every transfer of purchased equity under this Agreement, and to perform its obligations under this

Agreement and any Transfer Agreement. Upon the execution of this Agreement and any Transfer Agreement to which it is a party, such agreement will constitute lawful and valid obligations binding it and may be enforced against it in accordance with the provisions thereof.

(2)             The execution or delivery of this Agreement or any Transfer Agreement or the performance of any obligation stipulated therein will not (i) lead to any violation of relevant laws or regulations of the PRC; (ii) conflict with its by-law or other organizational documents; (iii) render it in breach of any contract or document to which it is a party or which has binding force upon it, or constitute default under any contract or document to which it is a party or which has binding force upon it; (iv) lead to breach of any conditions on the basis of which any permit, approval and (or) maintenance thereof issued to it; or (v) lead to termination or revocation of any permit or approval issued to it or additional conditions thereto.

(3)             Every member of Party C has flawless and marketable ownership to all the equity hold by it in Party B. Every member of Party C has never set any security interest upon such equity, except the pledge established under equity pledge agreement.

(4)             Party B has no outstanding liability, except (i) the liability arising in the course of normal business, and (ii) the liability disclosed to Party A and the liability that has been approved expressly by Party B in writing.

(5)             Party B will observe all laws and regulations applicable to the acquisition of equity and assets.

(6)             There is no litigation, arbitration or administrative proceeding in connection with Party B or the equity, Party B’s assets that is pending or may happen.

(7)             Party B has flawless and marketable ownership to all the assets. Party B has never set and will never set any encumbrance (including security interest) in any form upon such assets, except when Party A gives written consent thereof.

4.                  Special Stipulations

Party C warrants that all the equity it holds in Party B is subject to the binding force of this Agreement, regardless of whether its shareholding in Party B will change or not.

5.                  Taxation

The taxes incurred by each party hereto in the course of performance of this Agreement are to be borne by such party itself.

6.                  Default

6.1                     If Party C or Party B breaches this Agreement or any warranty or representation made by it in this Agreement, Party A is entitled to notify in writing the breaching party so as to require the breaching party to take correction within ten days of receipt of such notice and to take relevant measures to avoid the occurrence of damage effectively and duly and continue performance of this Agreement. In the event of occurrence of damage, the party in breach shall compensate Party A therefor so as to enable Party A to obtain all the interests and rights as if this Agreement was performed normally.

6.2                     If Party C or Party B fails to take correction within the ten days of the receipt of the notice as provided in Article 6.1, Party A is entitled to require the party in breach to compensate Party A for any expenses, liabilities and loss (including, without limitation, the interest paid or lost as a result of such breach and the lawyer’s fee) due to such breach. In addition, Party A has the right to enforce the equity transfer agreement attached to this Agreement and transfer the equity held by Party C to Party A and (or) the third party designated by Party A.

7.                  Governing Laws and Dispute Resolution

7.1                     Governing Law

The laws of the People’s Republic of China are applicable to this Agreement, including but not limited to the completion, performance, validity and interpretation of this Agreement.

7.2                     Amicable Negotiation

Any dispute arising from the interpretation or performance of this Agreement must be settled by the Parties through amicable negotiation or by a third party through mediation, failing which, the case of dispute must be referred to arbitration organ within 30 days of the beginning of such negotiation.

7.3                     Arbitration

7.3.1                     Any dispute arising from this Agreement must be referred to China International Economic and Trade Arbitration Commission (Beijing) for arbitration on the basis of its arbitration rules. The arbitration is to be made in Beijing and is to be made in Chinese. The arbitration award is final and has binding force upon all the Parties hereto.

7.3.2                     To the extent permitted by the laws of the PRC, the arbitration tribunal may award any remedy in accordance with the provisions made in this Agreement and the applicable laws of the PRC, including remedy of temporary and permanent injunction (such as remedy of injunction against commercial activities, or enforcement of transfer of assets), actual performance of contractual obligations, remedy measures against the equity in or assets of Party B, and ordering Party B to go into liquidation. To the extent permitted by the laws of the PRC, in the period of waiting for the organization of arbitration tribunal or under proper circumstances, every party hereto may apply to competent courts for remedy of temporary injunction or other temporary remedy, so as to support the arbitration. For this purpose, the Parties agree that, subject to the applicable laws, the courts of Hong Kong, the courts of Cayman Islands, and the courts of the places where Party A or Party B’s main assets are located are to be deemed as competent courts.

7.3.3                     If there is any dispute arising from the interpretation or performance of this Agreement or under dispute, the Parties hereto shall continue performance of their respective obligations and exercising of their respective rights hereunder except any term under dispute.

8.                  Confidentiality

8.1                     Confidential Information

The contents of this Agreement and appendix attached hereto must be maintained in confidence. No party may disclose any information of this Agreement to any third party (except when the Parties give written consent thereof). The validity of this clause survive the termination of this Agreement.

8.2                     Exception

Any disclosure of any Confidential Information made in accordance with the laws, court judgement, arbitration awards, and the decisions of government organs may not be deemed as breaching of the above Article 8.1.

9.                  Miscellaneous Provisions

9.1                     Entire Agreement

The Parties do hereby acknowledge and accept that this Agreement is fair and just stipulations made by the Parties on the basis of equality and mutual benefit. This Agreement constitutes the entire agreement on the subject matter hereof reached by the Parties; if there is any divergence between this Agreement and all prior discussion, negotiation and agreements, this Agreement shall prevail. Any modification of this Agreement must be made by the Parties in written form. The appendixes attached to this Agreement constitute an integral part of this Agreement and have the same binding force as the body text hereof.

9.2                     Notification

9.2.1                     Any and all notices to be sent by the Parties for the performance and exercise of their respective obligations and rights hereunder must be made in written form and must sent to the following address of the relevant parties or the Parties through personal delivery, registered post, post with postage prepaid, certified delivery service, or facsimile:

Party A: Beijing RYB Technology Development Co., Ltd.

Address: 4/F. of Business Center, No.29 building, Zone 1, fangguyuan, Fangzhuang, Fengtai District, Beijing, China

Fax:+86-10-87675752

Tel.:+86-10-87675752

Attn: Fang Xin

Party B: Beijing RYB Children Education Technology Development Co., Ltd.

Address: 4/F. of Business Center, No.29 building, Zone 1, fangguyuan, Fangzhuang, Fengtai District, Beijing, China

Fax:+86-10-67638809

Tel.:+86-10-87675611

Attn: Chen Menglu

Party C: names are listed in Schedule 2

9.2.2                     Notices and correspondence are to be deemed as serviced,

9.2.2.1 at the time showed on the fax if sent through fax, but if the fax is sent later than 5:00 p.m. or on any non-business day of the delivery destination, it is deemed as serviced on the business day immediately following the day showed on the fax;

9.2.2.2 on the day of signing for receipt, if sent through personal delivery (including express courier service);

9.2.2.3 on the 15th day after the date showed on the return receipt of the certified mail, if sent through certified mail; and

9.2.2.4 on the day when the email arrives at the certain system of the recipient of the service, if sent through email.

9.3                     Day and Business Day

The “day” mentioned in this Agreement refers the date on calendar, and the “business day” mentioned herein refers to a day within the period from Monday through Friday.

9.4                     Headlines

The headlines used in this Agreement are used only for convenience, and may not be used for interpretation of this Agreement.

9.5                     Supplementary Provisions

The Authorizer’s obligations, warranty and responsibilities to Party A stipulated in this Agreement are joint and separate, and the members of the Authorizer shall bear the joint liability therefor. To Party A, any default by any member of the Authorizer automatically constitutes the default by the Authorizer.

9.6                     Each and every member of Party C warrants that, the provisions made in this Agreement have legal binding force upon Party C no matter how the equity proportions of any member of Party C in Party B change, and this Agreement shall be applicable to all the equity then held by Party C in Party B.

9.7                     After this Agreement comes into force, the Equity Disposal Agreement concluded by the Parties on September 19, 2011 shall automatically terminate.

9.8                     Other Matter

For any other matter not provided hereunder, the Parties shall resolve it in accordance with the laws of the People’s Republic of China through negotiation.

9.9                     Successors

This Agreement has binding force upon the Parties and their respective successors.

9.10              Waiver

Any failure by any party hereto to exercise any of its rights duly under this Agreement may not be deemed as waiver of such right, and may not prevent the party from exercising such right in future.

[Intentionally left blank below]

[Signature page of this Agreement]

Party A: Beijing RYB Technology Development Co., Ltd.

Authorized Representative: /s/Cao Chimin

(Company chop: /s/Beijing RYB Technology Development Co., Ltd.)

[Signature page of this Agreement]

Party B:

Beijing RYB Children Education Technology Development Co., Ltd. (chop)

Authorized Representative: /s/Shi Yanlai

(Company chop: /s/ Beijing RYB Children Education Technology Development Co., Ltd.)

[Signature page of this Agreement]

Party C: /s/Zhou Haiying

/s/Cao Chimin

/s/Shi Yanlai

/s/Hu Wen

/s/Han Xia

/s/Yang Meng

/s/Zhong Manwei

/s/Ma Ling

/s/Jiang Jianchuan

/s/Yuan Junzhi

/s/Li Shixin

/s/Lin Yuhua

/s/Gao Shouyan

/s/Tang Ning

/s/Han Yuzheng

/s/Si Yujiu

/s/Shi Xiaodan

/s/Cao Hongmei

/s/Chen Yongchun

/s/Li Yunjie

/s/Zhang Yunli

/s/Cao Anya

/s/Xue Chunxia

/s/Yao Lan

/s/Sun Yanbing

/s/Zhang Miao

/s/Cai Weijuan

/s/Cao Anyu

/s/Jia Chunhong

Schedule 1: Equity Transfer Agreement

Equity Transfer Agreement

This Equity Transfer Agreement (hereinafter referred to as “this Agreement”) is entered into on [   ], by and among the following parties in Beijing:

Beijing RYB Technology Development Co., Ltd. (hereinafter referred to as “Party A”)

Address: Suite 268, No.1 Building, No.8 Hangfeng road, Science City, Fengtai district, Beijing, China

Beijing RYB Children Education Technology Development Co., Ltd. (hereinafter referred to as “Party B”)

Address: F1-1, 4/F., No.29 building, Zone 1, fangguyuan, Fangzhuang, Fengtai District, Beijing, China

(the names are listed in Schedule 2, hereinafter collectively referred to as “Party C”)

Party A, Party B and Party C are hereinafter referred to collectively as the “Parties” and individually as a “Party”.

Whereas,

1                   Party A is a wholly foreign-owned enterprise duly incorporated and validly existing in the People’s Republic of China (hereinafter referred to as “China”);

2                   Party B is a wholly domestic-owned company registered in Beijing, China, and at present, the members of Party C hold a combined [  ] equity stake in Party B (hereinafter referred to as the “Relevant Equity”);

3                   Party C is willing to observe the Equity Disposal Agreement concluded between Party C and Party A on the date of [  ], and transfer the whole or part of the equity it holds in Party B to Party A and (or) the third party designated by Party A when Party A and (or) the third party exercises the option, and Party A and (or) the third party designated by Party A agree to acquire the equity (hereinafter referred to as the “Equity Transfer”).

Now Therefore, it is hereby agreed by the parties through negotiation as follows:

1                   Equity Transfer

1.1         Party C agrees to transfer the Relevant Equity to Party A and Party A agrees to acquire this transfer. After the closing of the transfer, Party A is to hold a [  ]% equity stake in Party B.

1.2         As the consideration for the equity transfer, Party A shall pay Party C RMB       . pursuant to Article 2.

1.3         Party C approves the Equity Transfer stipulated in this article, and is willing to urge the other shareholders of Party B (other than Party C) to execute the necessary documents including resolutions of shareholders meeting and documents waiving their right of first refusal to the Relevant Equity and to provide assistance in handling other formalities necessary for the Equity Transfer.

1.4         Party C and Party B shall jointly and separately take all actions necessary for realization of the transfer of the equity from Party C to Party A, including but not limited to execution of this Agreement, adoption of resolutions of shareholders meeting, modification of by-law, and shall, within ten business days from the date on which Party A send the notification on exercising of option pursuant to the provisions made in the Equity Disposal Agreement, finish all formalities for government approval and registration with administration for industry and commerce, so as to enable Party A to become the registered holder of such equity.

2                   Payment for Equity Transfer

2.1         Party A shall, within five business days of execution of this Agreement, pay RMB (            ) to [           ], RMB (            ) to [           ], and RMB(            ) to [           ]; Party A shall, within five business days of the completion of all formalities for approval and registration with government authorities, pay RMB(            ) to [           ], RMB(            ) to [           ].

2.2         Party C shall, within five business days of receipt of every payment stipulated in Article 2.1, issue proper certificate of receipts to Party A.

3                   Representation and Warranty

3.1         Each party hereto hereby makes the following representations and warranties:

(a)                       It is a company duly incorporated and validly existing or a person with full capacity for civil conduct, and it has full power and capacity to execute and perform this Agreement and other documents related to this Agreement necessary for realization of the purpose hereof.

(b)                      It has taken or will take all necessary actions, to make proper and valid authorization for the execution, delivery and performance of this Agreement and the documents in connection with the transactions stipulated herein, and such execution, delivery or performance will not go counter to any laws or statutes or governmental regulations, and will not infringe upon lawful rights or interests of any third party.

3.2         Party C and Party B jointly and separately make the following representation and warranty to Party A:

(a)                       Party C holds [ ]% equity interest of Party B lawfully and validly, and Party C’s acquisition or holding of such equity is not in breach of any law or statute or governmental regulations, and does not infringe upon any interests or rights of any third party.

(b)                       Party B is a limited liability company duly incorporated and validly existing in accordance with the laws of China, and it has full right, capacity and power to own, dispose and deal in its assets and business and carry out the present business or the planned business. Party B has been accredited with all permits, qualification certificates or other approvals, and registrations by government authorities required for engaging in all the business items listed in it is business license.

(c)                        Party B has never violated any related laws, statutes or governmental regulations since its incorporation.

(d)                       There is not any security interest or any third party right upon the equity held by Party C in Party B.

(e)                        It has not omitted any document or information on Party B or its business to be provided to Party A that may affect Party A’s decision to execute this Agreement.

(f)                         Before the closing of the Equity Transfer, it will not, through action or omission or otherwise, authorize or enable issue of or undertake to issue any additional equity beyond the issued and outstanding as of the signing date of this Agreement, and it will not change the registered capital or shareholders composition of Party B in any form.

4                   Effectiveness and Validity Term

This Agreement is signed on the date first written above and comes into force upon signature.

5                   Dispute Resolution

If any dispute arises in connection with the interpretation or performance of this Agreement, the parties hereto shall settle the same through negotiation in good faith. In case the Parties fail to reach an agreement on settlement of a dispute within 30 days from the date on which a Party raises its request for resolution of the dispute through negotiation, any party may refer the case of dispute to China International Economic and Trade Arbitration Commission (Beijing branch) for arbitration on the basis of its existing arbitration rules. The arbitration is to be made in Beijing and is to be made in the Chinese language. The arbitration award is final and has binding force upon all the Parties hereto.

6                   Applicable Law

The laws of the PRC are applicable to the validity, interpretation and enforcement of this Agreement.

7                   Modification and Supplementation

The Parties hereto may modify or supplement this Agreement in the form of written agreement. The modification and supplementation to this Agreement duly executed by the Parties constitute an integral part of this Agreement and have the same legal binding force as the body text hereof.

8                   Severability

If any clause of this Agreement becomes invalid or unenforceable because it is not in conformity with relevant laws, such clause will be invalid or unenforceable only within the jurisdiction of the laws and will not affect the legal effect of the other clauses of this Agreement.

9                   Schedule

Any schedule attached to this Agreement constitutes an integral part of this Agreement and has the same legal effect as the body text of this Agreement.

10            Miscellaneous Provisions

10.1                       This Agreement is made in Chinese language.

10.2                       If Party A assign a third party to exercise the option, the “Party A” mentioned in this Equity Transfer Agreement refers to Party A and (or) the third party, as applicable.

[Intentionally left blank below]

[Signature page of this Agreement]

Party A: Beijing RYB Technology Development Co., Ltd.

Authorized representative:
(Cao Chimin)

[Signature page of this Agreement]

Party B:

Beijing RYB Children Education Technology Development Co., Ltd.

Authorized representative:

[Signature page of this Agreement]

Party C:

Schedule 2

Name list of Party C

NO.	Name of shareholder	Number of ID Card	Equity proportion
1	Zhou Haiying	################	49.0000%
2	Cao Chimin	################	28.1810%
3	Shi Yanlai	################	14.5904%
4	Hu Wen	################	2.7489%
5	Han Xia	################	0.7167%
6	Yang Meng	################	0.7363%
7	Zhong Manwei	################	0.7069%
8	Ma Ling	################	0.0563%
9	Jiang Jianchuan	################	0.2160%
10	Yuan Junzhi	################	0.5501%
11	Li Shiixin	################	0.4064%
12	Lin Yuhua	################	0.0982%
13	Gao Shouyan	################	0.0589%
14	Tang Ning	################	0.2549%
15	Han Yuzheng	################	0.1885%
16	Si Yujiu	################	0.1766%
17	Shi Xiaodan	################	0.1766%
18	Cao Hongmei	################	0.1532%
19	Chen Yongchun	################	0.1532%
20	Li Yunjie	################	0.1178%
21	Zhang Yunli	################	0.0884%
22	Cao Anya	################	0.0766%
23	Xue Chunxia	################	0.0766%
24	Yao Lan	################	0.0589%
25	Sun Yanbing	################	0.0589%
26	Zhang Miao	################	0.0589%
27	Cai Weijuan	################	0.0589%
28	Cao Anyu	################	0.0589%
29	Jia Chunhong	################	0.0589%